Joint Filer Information

Names:
Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P

Address:	780 Third Avenue, 37th Floor New York, NY 10017

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Nivalis Therapeutics, Inc. [NVLS]

Date of Event Requiring Statement:	June 16, 2015

The undersigned, Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., and Deerfield Special Situations Fund, L.P, are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with James E. Flynn with respect to the beneficial ownership of securities of Nivalis Therapeutics, Inc.

Signatures:

DEERFIELD MGMT, L.P.

By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital, LLC, General Partner

By: /s/ Jonathan Isler
       Jonathan Isler, Attorney-In-Fact